UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported):           March 8, 2005
                                                         -----------------------

                         21st Century Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

            Nevada                       000-29209                48-1110566
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  (State or other jurisdiction          (Commission             (IRS Employer
         Of incorporation)              File Number)         Identification No.)

 2700 W. Sahara Ave., Suite 440, Las Vegas, NV                       89102
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      (Address of principal executive offices)                     (Zip Code)

  Registrant's telephone number, including area code:      (702) 248-1588
                                                      ----------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective March 3, 2005 Turner, Stone & Company, L.L.P. ("Turner Stone") was dismissed as the independent certified public accountant of 21st Century Technologies, Inc (the "Company").

The Company furnished a copy of its report on Form 8-K dated March 3, 2005 to Turner Stone and requested that Turner Stone furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company therein in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree.

The letter from Turner Stone was received on March 8, 2005 and is attached as
Exhibit 99.1 to this report.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.

                  Not applicable.

(b) Pro forma financial information.

                  Not applicable.

(c) Exhibits.

                  Exhibit 99.1 - Letter from Turner, Stone & Company, L.L.P. dated March 8, 2005



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             21ST CENTURY TECHNOLOGIES, INC.
                                                             (Registrant)


                                             By:       /s/ JOHN R. DUMBLE
                                                       -------------------------
Date:  March 11, 2005                                  John R. Dumble
                                             Its:      Chief Executive Officer